[The following supplement replaces in its entirety the supplement dated February 3, 1997, previously filed.]

                            BERGER 100 FUND
                     BERGER GROWTH AND INCOME FUND
                   BERGER SMALL COMPANY GROWTH FUND
                      BERGER NEW GENERATION FUND

                  SUPPLEMENT DATED FEBRUARY 18, 1997
                 TO PROSPECTUS DATED NOVEMBER 28, 1996

          Effective February 3, 1997, Patrick S. Adams has been appointed portfolio manager of the Berger 100 Fund and co-manager, along with Berger Associates Senior Analyst Mark R. McKinney, of the Berger Growth and Income Fund. Mr. Adams and Mr. McKinney assumed responsibility for the day-to-day investment management of those Funds, succeeding Rodney L. Linafelter. Mr. Adams and Mr. McKinney have also been appointed as officers of their respective Funds. William R. Keithler continues as President and portfolio manager for the Berger Small Company Growth Fund and the Berger New Generation Fund.

          Accordingly, page 18 of the Prospectus is amended to read as follows: the third and fourth paragraphs under "6. Management and Investment Advice" are deleted in their entirety and replaced with the following:

          "Patrick S. Adams, Senior Vice President of Berger Associates, is the portfolio manager for the Berger 100 Fund. Mr. Adams also co-manages the Berger Growth and Income Fund, along with Berger Associates Senior Analyst Mark R. McKinney. The portfolio managers are responsible for the investments of their Funds, including the day-to-day investment decisions for these Funds. Mr. Adams is also Executive Vice President of the Berger 100 Fund and the Berger Growth and Income Fund, and Mr. McKinney is Vice President of the Berger Growth and Income Fund."

          "Mr. Adams joined Berger Associates in February 1997, where he serves as portfolio manager for the Berger 100 Fund, co-manager for the Berger Growth and Income Fund, and portfolio manager for retirement plans and institutional and private investors. Mr. Adams previously served as Senior Vice President with Zurich Kemper Investments, Inc., from June 1996 to January 1997, where he was portfolio manager of the Kemper Growth Fund. Mr. Adams served as Portfolio Manager with Founders Asset Management, Inc., from March 1993 to May 1996, where he managed the Founders Blue Chip Growth Fund and the Founders Balanced Fund. Prior to that, Mr. Adams served in various positions with First of America Investment Corp. for over three years, including as Senior Portfolio Manager/Senior Analyst from January 1992 to February 1993, during which time he managed the Parkstone Equity Fund."

          "Mr. McKinney joined Berger Associates in January 1996, where he serves as Senior Analyst and co-portfolio manager, along with Patrick Adams, for the Berger Growth and Income Fund. Mr. McKinney previously served as Analyst/Portfolio Manager with Farmers Insurance Co. from April 1992 to January 1996."